Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 9. Income Taxes

a. Deferred Tax Assets and Liabilities

The components of the Company’s deferred tax assets and liabilities as of December 31, 2017 and 2016 were as follows:

	December 31,	December 31,
	2017	2016
	(U.S. $ in thousands)
Deferred tax assets
Tax losses carry forwards	$114,107	$139,914
Inventory related	2,584	12,124
Intangibles assets	23,143	38,379
Provision for employee related obligations	1,463	3,568
Stock-based compensation expense	4,887	6,040
Deferred revenue	2,036	3,211
Property, plant and equipment	924	1,140
Allowance for doubtful accounts	646	645
Foreign currency losses	421	587
Research and development credit carry forwards	11,288	9,998
Other items	1,383	1,560
Gross deferred tax assets	162,882	217,166
Valuation allowance	(152,062)	(201,376)
Total deferred tax assets	$10,820	$15,790

Deferred tax liabilities
Intangibles assets	$(13,658)	$(17,053)
Property, plant and equipment	(3,581)	(2,662)
Total deferred tax liabilities	$(17,239)	$(19,715)
Net deferred tax liabilities	$(6,419)	$(3,925)

The Company’s deferred tax assets and liabilities are classified in the consolidated balance sheets as follows:

	December 31,	December 31,
	2017	2016
	(U.S. $ in thousands)
Deferred tax assets (under "Other non-current assets")	$650	$2,027
Deferred tax liabilities	7,069	5,952
Net deferred tax liabilities	$(6,419)	$(3,925)

As of December 31, 2017 and 2016 the Company had a tax net operating losses carry-forward of approximately $486 million and $381 million, respectively, related to its U.S. subsidiaries. The tax net operating losses carry-forward resulted in deferred tax assets of approximately $114 million and $140 million, as of December 31, 2017 and 2016, respectively. As a result of losses incurred by its U.S. subsidiaries in the last few years, and since the near-term realization of these assets is uncertain, the Company provided a full valuation allowance for its deferred tax assets related to its U.S. subsidiaries that are not expected to be realized.

Significant judgment is required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considered all available evidence, including past operating results, the most recent projections for taxable income, and prudent and feasible tax planning strategies. The Company reassess its valuation allowance periodically and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.

Included in the net deferred tax liability are net operating loss and credit carryovers of $125.5 million which expire in years ending from December 31, 2022 through December 31, 2037. The net decrease in the net deferred tax liability from 2016 to 2017 is driven by the US federal tax rate reduction discussed immediately below.

On December 22, 2017, the Tax Cuts and Jobs Act (the“Act”) was enacted into law. The new legislation represents fundamental and dramatic modifications to the U.S. tax system. The Act contains several key tax provisions that will impact the Company's U.S. subsidiaries, including the reduction of the maximum U.S. federal corporate income tax rate from 35% to 21%, effective January 1, 2018. Other significant changes under the Act include, among others, a one-time repatriation tax on accumulated foreign earnings, a limitation of net operating loss deduction to 80% of taxable income, and indefinite carryover of post-2017 net operating losses. The Act also repeals the corporate alternative minimum tax for tax years beginning after December 31, 2017. Losses generated prior to January 1, 2018 will still be subject to the 20-year carryforward limitation and the alternative minimum tax. Other potential impacts due to the Act include the repeal of the domestic manufacturing deduction, modification of taxation of controlled foreign corporations, a base erosion anti-abuse tax, modification of interest expense limitation rules, modification of limitation on deductibility of excessive executive compensation, and taxation of global intangible low-taxed income.

U.S. GAAP requires that the impact of tax legislation be recognized in the period in which the law was enacted. Due to the net operating losses discussed above, the Company revalued its valuation allowance and deferred tax assets at the statutory 21% rate that will be in effect in 2018 and forward. The Company has made reasonable estimates of the effects on its deferred tax balances. The provisional impact of this rate change was recorded in the fourth quarter of 2017 and there was a reduction of $65.6 million in the valuation allowance, offset by a reduction of $65.6 million in the deferred tax assets. The Act had no impact on the valuation allowance assessment of the U.S. subsidiaries.

Because of the complexity of the new intangible income rules, Global Intangible Low-Taxed Income (GILTI) and Foreign Derived Intangible Income (FDII) tax rules, the Company continues to evaluate these provisions of the Act and the application of ASC 740, Income Taxes. Under U.S. GAAP, the Company is allowed to make an accounting policy choice of either (1) treating taxes due or receivable on future U.S. inclusions/deductions in taxable income related to GILTI and FDII as a current-period expense/benefit when incurred (the “period cost method”) or (2) factoring such amounts into the Company's measurement of its deferred taxes (the “deferred method”). The Company's selection of an accounting policy with respect to the new GILTI/FDII tax rules will depend, in part, on analyzing its global income to determine whether it expects to have future U.S. inclusions or deductions in taxable income related to GILTI/FDII and, if so, what the impact is expected to be. Whether the Company expects to have future U.S. inclusions or deductions in taxable income related to GILTI/FDII depends not only on the Company's current structure and estimated future results of global operations, but also its intent and ability to modify its structure. The Company is currently in the process of analyzing its structure and, as a result, is not yet able to reasonably estimate the effect of these provisions of the Act. Therefore, the Company has not made any adjustments related to potential GILTI or FDII tax impact in its financial statements and has not made a policy decision regarding whether to record deferred tax on GILTI/FDII.

The tax impacts discussed above represent provisional amounts and the Company's current best estimates. The SEC issued SAB 118 which provides guidance on the accounting for the tax effects of the Act. In accordance with this guidance, any material adjustments recorded to the provisional amounts will be disclosed in a 2018 reporting period by the fourth quarter of 2018. The provisional amounts incorporate assumptions made based upon the Company's current interpretation of the Act and may change as the Company reviews the interpretations and assumptions, receives implementation guidance from the Internal Revenue Service, and assesses any actions it may take based on the Act.

The Company believes that all future profits of its subsidiaries will be indefinitely reinvested or that there is no expectation to distribute any taxable dividends from these subsidiaries. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is estimated as a non-material amount.

b. Provision for Income Taxes

Loss before income taxes for the years ended December 31, 2017, 2016 and 2015 was as follows:

	2017	2016	2015
	(U.S. $ in thousands)
Domestic	$(98)	$(11,783)	$(635,721)
Foreign	(29,378)	(74,576)	(748,110)
	$(29,476)	$(86,359)	$(1,383,831)

The components of income taxes for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
	(U.S. $ in thousands)
Current
Domestic	$10,574	$6,242	$4,564
Foreign	1,248	(5,310)	8,304
	11,822	932	12,868

Deferred
Domestic	(4,497)	(9,851)	(18,607)
Foreign	1,948	(527)	(4,581)
	(2,549)	(10,378)	(23,188)
Total income taxes	$9,273	$(9,446)	$(10,320)

A reconciliation of the statutory income tax rate and the effective tax rate for the years ended December 31, 2017, 2016 and 2015 is set forth below:

	2017	2016	2015
Statutory tax rate	24.0%	25.0%	26.5%
Approved and Privileged enterprise benefits	15.7	7.0	(0.4)
Goodwill impairment	-	-	(15.3)

Revaluation of obligations in connection with acquisitions	-	-	0.2
US Tax Act enactment	(222.5)	-	-
Stock compensation expense	(5.3)	(2.4)	(0.4)
Tax contingencies	(30.8)	(4.7)	(0.3)
Non-deductible acquisition expenses	(0.6)	(0.2)	(0.1)
Earning taxed under foreign law	43.3	34.4	1.4
Valuation Allowance	144.4	(57.0)	(11.0)
Changes to the prior year’s tax assessment	(1.2)	7.9	-
Other	1.5	0.9	0.1
Effective income tax rate	(31.5)%	10.9%	0.7%

For the year ended December 31, 2017, the above rate reconciliation table reflects the Company’s valuation allowance on its US deferred tax assets, the impact of the US Tax Act due to revaluation of its net operating losses, and changes to uncertain tax positions, offset by the mix of foreign taxable income and loss and an income tax benefit attributable to one of the Company’s foreign subsidiaries that received a favorable tax ruling from the tax authorities in 2016.

Uncertain tax positions

Significant judgment is required in evaluating the Company’s tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of a tax audit or changes in the tax law. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.

As of December 31, 2017, 2016 and 2015, the Company had unrecognized tax benefits of $27.3 million, $18.0 million, and $13.9 million, respectively. If recognized, these benefits would favorably impact the effective tax rate. A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	2017	2016	2015
	(U.S. $ in thousands)
Balance at beginning of year	18,000	$13,930	$8,552
Additions for tax positions related to the current year	8,777	4,039	4,116
Foreign currency fluctuation	1,242	-	-
Adjustments for tax positions related to previous years	(687)	129	1,987
Reduction of reserve for statute expirations	(15)	(98)	(725)
Balance at end of year	$27,317	$18,000	$13,930

The Company’s accrual for estimated interest and penalties was $942 thousand as of December 31, 2017. The Company does not expect uncertain tax positions to change significantly over the next twelve months.

The Company is subject to income taxes in the U.S., various states, Israel and certain other foreign jurisdictions. The Company files income tax returns in various jurisdictions with varying statutes of limitations. Tax returns of Stratasys Inc. submitted in the United States through 2012 tax year are considered to be final following the completion of the Internal Revenue Service examination. Tax returns of Stratasys Ltd. submitted in Israel through the 2012 tax year are considered to be final following the completion of the Israeli Tax Authorities examination upon audit. The expiration of the statute of limitations related to the various other foreign and state income tax returns that the Company and its subsidiaries file vary by state and foreign jurisdiction.

c. Basis of taxation:

The enacted statutory tax rates applicable to the Company’s major subsidiaries outside of Israel are as follows:

Company incorporated in the U.S.—tax rate of approximately 35% through December 31, 2017 and 21% beginning 2018.
Company incorporated in Germany—tax rate of approximately 28%.
Company incorporated in Hong Kong—tax rate of 16.5%.

A significant portion of the Company’s income is taxed in Israel. The following is a summary of how the Company’s income is taxed in Israel:

Corporate tax rates in Israel are as follows: 2014 and 2015-26.5%, 2016-25%, 2017-24% and 2018 and thereafter-23%. The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company’s Israeli taxable income.

Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”)

Various industrial projects of the Company have been granted “Approved Enterprise” and “Beneficiary Enterprise” status, which provides certain benefits, including tax exemptions for undistributed income and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at the regular corporate rate, which was 24% in 2017.

The Company is a Foreign Investors Company, or FIC, as defined by the Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises and Beneficiary Enterprises, depending on the level of foreign ownership. When foreign (non-Israeli) ownership equal or exceeds 90%, the Approved Enterprise and Beneficiary Enterprise income is either tax-exempt for a limit period between two to ten years depending on the location of the enterprise or taxable at a tax rate of 10% for a 10-year period. The Company cannot assure that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.

In the event of distribution of dividends from the said tax-exempt income during the tax exemption period as described above, the amount distributed will be subject to tax in respect of the amount of dividend distributed (grossed up to reflect such pre-tax income that it would have had to earn in order to distribute the dividend) at the corporate tax rate that would have been otherwise applicable if such income had not been tax-exempted under the alternative benefits program. This rate generally ranges from 10% to 25%, depending on the level of foreign investment in the company in each year, as explained above, Dividends paid out of income attributed to Approved Enterprise or Beneficiary Enterprise (or out of dividends received from a company whose income is attributed to an Approved or Beneficiary Enterprise) are generally subject to withholding tax at the source at the rate of 15%, unless a lower rate is provided in a treaty between Israel and the shareholder’s country of residence (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). The 15% tax rate is limited to dividends and distributions out of income derived during the benefits period and actually paid at any time up to 12 years thereafter. After this period, the withholding tax is applied at a rate of up to 30%, or at the lower rate under an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). In the case of an FIC, the 12-year limitation on reduced withholding tax on dividends does not apply.

The entitlement to the above benefits is conditional upon the Company’s fulfilling the conditions stipulated by the Investment Law and regulations published thereunder. Should the Company fail to meet such requirements in the future, income attributable to its Approved Enterprise and Beneficiary Enterprise programs would be subject to the statutory Israeli corporate tax rate and the Company would be required to refund a portion of the tax benefits already received with respect to such programs. The refund will be subject to interest and index changes as applicable the law or other monetary penalty.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividends, as it intends to reinvest its tax-exempt income within the Company. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Approved or Beneficiary Enterprise programs, as the undistributed tax exempt income is essentially permanent in duration.

As of December 31, 2017, tax-exempt income of approximately $229.4 million is attributable to the Company’s various Approved and Beneficiary Enterprise programs. If such tax exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and taxes of approximately $22.9 million would be incurred as of December 31, 2017.

A January 2011 amendment to the Investment Law (the “2011 Amendment”) created alternative benefit tracks to those previously in place, as follows: an investment grants track designed for enterprises located in certain development zones and two new tax benefits tracks (“Preferred Enterprise” and “Special Preferred Enterprise”), which provide for application of a unified tax rate to all preferred income of the company, as defined in the Investment Law.

The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a “Preferred Company” through its "Preferred Enterprise" (as such terms are defined in the Investment Law) effective as of January 1, 2011 and thereafter. A Preferred Company is defined as either (i) a company incorporated in Israel which is not wholly owned by a governmental entity, or (ii) a limited partnership that: (a) was registered under the Israeli Partnerships Ordinance, and (b) all of its limited partners are companies incorporated in Israel, but not all of them are governmental entities; which has, among other things, Preferred Enterprise status and is controlled and managed from Israel. Pursuant to the 2011 Amendment, a Preferred Company was entitled to a reduced corporate tax rate of 16% with respect to its preferred income attributed to its Preferred Enterprise, unless the Preferred Enterprise was located in a certain development zone, in which case the rate was 9%. In 2017 and thereafter, the corporate tax rate for Preferred Enterprise which is located in a certain development zone was decreased to 7.5%, while the reduced corporate tax rate for other development zones remains 16%.

Dividends paid out of preferred income attributed to a Preferred Enterprise is generally subject to withholding tax at source at the rate of 20%, or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld (although, if such dividends are subsequently distributed to individuals or a non-Israeli company, withholding tax at a rate of 20% or such lower rate as may be provided in an applicable tax treaty will apply.

Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969

The Company is an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.